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                                                                  Exhibit 10.8

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                       NONQUALIFIED STOCK OPTION AGREEMENT

         AGREEMENT, made as of this 1st day of _________, by and between FLEMINGTON PHARMACEUTICAL CORPORATION, a New Jersey corporation, having offices at 43 Emery Avenue, Flemington, NJ 08822 (the "Company"), and _______________ (the "Optionee"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan.

         WHEREAS, on January 1, 1997, the Board of Directors of the Company (the "Board") adopted the Flemington Pharmaceutical Corporation 1997 Stock Option Plan (the "Plan"), subject to approval by the stockholders of the Company by December 31, 1997; and

         WHEREOF, on June 30, 1997 the stockholders of the Company, by written consent in lieu of a meeting of the stockholders, approved the Board's adoption of the Plan.

         WHEREAS, on _________ (the "Grant Date") pursuant to the terms and conditions of the Plan, the Board authorized the grant to the Optionee of an Option (the "Option") to purchase an aggregate of _______ shares of the authorized but unissued Common Stock (the "Option Shares"), conditioned upon the Optionee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms and conditions of the Plan; and

         WHEREAS, the Optionee desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms and conditions of the Plan;

      NOW, THEREFORE, it is agreed:

1.    Date of Grant.  The date of grant of this Option is _________.

2.    Nature of the Option. This Option is a nonqualified Option.

3. Exercise Price. The exercise price is $____ for each share of Common Stock, subject to adjustment in accordance with the Plan.

4. Exercisability of Option. This Option shall be exercisable during its term as follows:

         4.1 This Option shall be exercisable in whole or in part to the extent of ________ Option Shares on or after ________________.

         4.2 This Option may not be exercised for a fraction of a share.

         4.3 After a portion of the Option becomes exercisable it shall remain exercisable except as otherwise provided herein, until the close of business on April 30, 2002.

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5.       Method of Exercise.

         5.1 Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

         5.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Optionee as soon as practicable after payment therefor.

         5.3 Payment of Purchase Price.

                  5.3.1 Cash Payment. The Optionee shall make all payments by wire transfer, certified or bank check or company check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                  5.3.2 Payment Price of Withholding Tax. Any required withholding tax shall be paid in cash or certified or bank check or company check.

                  5.3.3 Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Optionee's Representations. The Optionee hereby represents and warrants to the Company that

         6.1 Investment Intent. The Optionee is acquiring the Option and shall acquire the Option Shares for its own account and not with a view towards the distribution thereof;

         6.2 Option Shares Restricted. The Optionee understands that the Optionee must, for an indefinite period of time, bear the economic risk of the investment in the Option Shares, which cannot be sold by it unless they are registered under the Securities Act of 1933, as amended (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

         6.3 Access to Information. In its position with the Company, the Optionee has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such

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information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information contained in the Company's offering documents.

         6.4 Transfer Restrictions. The Optionee is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein; and

         6.5 Legends. The certificates evidencing the Option Shares shall bear the following legends:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under the 1933 Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of _________, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

7. Withholding Tax. Not later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee from the Company.

8. Effect of Termination of Consulting Agreement. If the Optionee's Consulting Agreement with the Company dated _________ (the "Consulting Agreement") is terminated by the Company for any reason other than Company's breach thereof, the Optionee may, but only within twelve (12) months from the date of termination the Consulting Agreement, exercise this Option to the extent the Optionee was entitled to exercise it at the date of such termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

9. Disability of Optionee. [intentionally omitted]

10. Death of Optionee. [intentionally omitted]

11. Non-Transferability of Option. This Option may not be transferred in any manner without the Optionee obtaining the express written consent of the Company prior to the proposed transfer.

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12. Early Disposition of Shares. [Intentionally omitted]

13. Term of Option. This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

14. Restriction on Transfer of Option Shares. Anything in this Agreement to the contrary notwithstanding, the Optionee hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by it without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Optionee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

15. Miscellaneous.

         15.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Optionee at its address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

         15.2 Plan Paramount; Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

         15.3 Stockholder Rights. The Optionee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

         15.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

         15.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Optionee and the Company.

         15.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

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         15.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to choice of law provisions).

         15.8 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                            FLEMINGTON
                                            PHARMACEUTICAL CORPORATION
                                            (a New Jersey corporation)


                                            By:______________________________
                                                Harry A. Dugger III, President

                  Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that the Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


                                            ---------------------------------
                                            Optionee




                                            By:______________________________

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                                                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION


-------------------------
           Date


Flemington Pharmaceutical Corporation

Attention:   Board of Directors

             Re: Flemington Pharmaceutical Corporation 1997 Stock Option Plan Purchase of Option Shares

Gentlemen:

         In accordance with the Stock Option Agreement dated as of _________ ("Agreement") between Saggi Capital Corp. ("Optionee") and with Flemington Pharmaceutical Corporation (the "Company"), the Optionee hereby irrevocably elects to exercise the right to purchase 200,000 shares of the Company's common stock, par value $.01 per share ("Common Stock"), which are being purchased for investment and not for resale. All capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

         As payment for my shares, enclosed is (check and complete applicable box[es]):

           ------
                            a [company check] [certified check] [bank check] payable to the order of "Flemington Pharmaceutical Corporation" in the sum of $__________;
           ------

           ------
                            confirmation of wire transfer in the amount of $__________; and/or
           ------

         The Optionee hereby represents, warrants to, and agrees with, the Company that

                  (i) The Optionee is acquiring the Option Shares for its own account for investment purposes only and not with a view to, or for the resale in connection with any "distribution" thereof for purposes of the Securities Act of 1933 (the "Securities Act");

                  (ii) The Optionee is aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. The Optionee has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

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                  (iii) The Optionee understands that it must bear for an
indefinite period of time the economic risk of an investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                  (iv) In its position with the Company, the Optionee has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possess or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                  (v) The Optionee is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

                  (vi) The Optionee's rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's 1997 Stock Option Plan and this Agreement; and

                  (vii) the certificates evidencing the Option Shares shall bear the following legends:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of ____________, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

                  (viii) The Optionee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment within the meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated in Rule 144, if applicable.
                  (ix) The Optionee further understands that at the time it decides to sell the securities there may be no public market upon which to make such a sale, and that, even if such a

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public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Optionee would be precluded from selling the securities under Rule 144 even if the two-year minimum holding period is satisfied.

                  (x) The Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,


---------------------------------           ----------------------------------
(Signature)                                 (Address)

---------------------------------           ----------------------------------
(Print Name)
                                            ----------------------------------
                                            (Social Security Number)

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